Exhibit 99.1

Virtu Financial A global leader in market making and execution services March 2019 © 2019 Virtu Financial. All rights reserved. Not to be reproduced or retransmitted without permission.

Disclaimer Cautionary Statement Regarding Forward Looking Statements This presentation may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; risks associated with the acquisition of Investment Technology Group, Inc. (“ITG”) including the effect of the acquisition of ITG on existing business relationships, operating results, and ongoing business operations generally; the significant costs and significant indebtedness that we have incurred and expect to incur in connection with the acquisition of ITG; the risk that we may encounter significant difficulties or delays in integrating the two businesses and the anticipated benefits, cost savings and synergies or capital release may not be achieved; the assumption of potential liabilities relating to ITG's business; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues; potential adverse results form legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. GAAP and Non-GAAP Results This presentation includes certain non-GAAP financial measures, including Adjusted EPS, Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Pre-Tax Net Income, EBITDA, Adjusted EBITDA, Trading Capital, Adjusted Operating Expense and Adjusted Compensation Expense. Non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non-GAAP measures to the most directly comparable financial measure prepared in accordance with GAAP is included at the end of this presentation. 2 March 19

Virtu Financial Transparent trading solutions meet advanced technology As a leading financial technology firm, we leverage cutting-edge technology to deliver liquidity to global markets as well as innovative, transparent trading solutions and industry standard-setting analytics tools to our clients. Virtu’s recent combination with ITG creates a complete suite of agency solutions. We are committed to growing these businesses and continuing to earn the trust of our clients. A suite of innovative, transparent solutions We offer best-in-class, customizable solutions with superior trading technologies that empower you to improve investment returns and effectively mitigate risk across asset classes. At our core, we are market-making experts As a leading global market maker, Virtu generates deep liquidity that helps to create more efficient markets around the world. Our liquidity is powered by innovative, proprietary technology designed to automate market making and post-trade processes. Transparency Virtu was founded on the belief that transparency enables market participants to make better, informed decisions and that all investors benefit from markets that are more efficient. 3 March 19

Global Footprint Extend your reach • Local support teams in New York, Toronto, London and Hong Kong Client service and consulting teams provide first-level support Data processing and product management provide second- level support and expertise • • 60+ Accessible global markets 8 Client trading services 8 Non-trading services APAC Hong Kong • Singapore • Melbourne • Sydney • CA Toronto • EMEA Dublin • London • Madrid • Paris US Austin • Boston • Chicago • Los Angeles • New York • San Francisco • San Jose 4 March 19

Complete Suite of Agency Solutions

Reducing the end-to-end cost of implementing investments

Execution Services

Global algo suite
- Single stock
- Portfolio
- Pairs

(50+ countries)

Smart Order Router

Best Market Server
(US & Canada only)

High-Touch, Electronic & PT trading

ETF trading
(US and EMEA)

Workflow Technology

Triton EMS
Broker-neutral execution management
(OMS, Compliance)

ITG Net
FIX connectivity to 600+ destinations

Algo Wheel
Data-driven broker performance evaluation tool

RFQ-hub
For ETF, OTC and negotiated instrument connectivity and trading

Commission Manager

Single Ticket Clearing

Trade Ops

Liquidity Sourcing

POSIT[1] ATS/MTF
(36 countries)

MATCHNow ATS[2]
(Canada only)

MatchIt ATS
(US securities and ETFs)

POSIT Alert
Anonymous block indications network
(37 countries)

Trading Analytics

Transaction Cost Analytics (TCA)
(Available for equities, futures FI and FX)

Global Peer database

Agency Cost Estimator
ACE

Portfolio Optimizer

Trade Surveillance

[1] MATCHNow in Canada
[2] TriAct Canada Marketplace LP operates MATCHNow and does not participate on an agency or proprietary basis in any trade.

5 March 19

End-to-End Technology-Enabled Trading Solutions Execution Services Improvements you can quantify Workflow Technology Integrated, broker-neutral trading tools delivered across the globe High-touch, electronic, liquidity and portfolio trading teams Adding value at every stage of the investment process, we use integrated liquidity, workflow, execution and analytics solutions to determine optimal order routing or share insights that help you make informed execution decisions—no matter how or what you want to trade. Triton Our market-leading EMS is a global, broker-neutral, multi asset-class platform that combines Virtu’s cutting-edge liquidity, execution, analytics and workflow solutions into one unified and customizable execution interface. Includes Triton OMS and Triton Compliance RFQ-hub Our electronic bilateral request-for-quote platform for listed and OTC securities centralizes best price discovery. Detailed metrics provide insight and audit reporting for regulatory and compliance obligations. ITG Net Our global, broker-neutral financial communications network provides fully supported connectivity between buy-side and sell-side firms for multi asset-class order routing and client indication-of-interest (IOI) messages with compliance-driven trade surveillance reporting. Trade Ops Outsource your settlement operations. Algo Wheel Automates and randomizes broker selection–subject to your constraints and trading goals. It assists buy-side clients to achieve performance gains through improved execution quality and workflow efficiency by reducing or eliminating trader bias. Commission Manager Our agency, broker-neutral CSA/RPA tool helps you trade with and pay 1,200+ research brokers and 3,000+ research providers and market data vendors. Streamline your processes and reduce operational risk and meet regulatory/compliance obligations with full-audit reporting. Single Ticket Clearing Access the liquidity of multiple brokers and settle with one counterparty. Global algos Our comprehensive suite of single stock, portfolio and pairs strategies are designed for low-latency and maximum flexibility. Dark Our dark pool aggregation tool provides unbiased access to dark liquidity. Prism Observe our algos and smart routers at work, in real time. Track the progress of your fills, see the order plan and any deviations, and review the estimated order finish time—all in one application. Smart Order Router Our event-driven routing model employs intelligent routing and posting logic to target multiple light and dark destinations. Best Market Server Our intelligent router evaluates inter-listed security orders against both the US and Canadian markets based on the current FX rate and seeks out the best price. Index analysis Identify notable price and volume movement for 45+ indices daily and quarterly in small-and large-cap securities across emerging and developed markets. 6 March 19

Transparent Trading Solutions Meet Advanced Technology Liquidity Sourcing Deep quality liquidity Trading Analytics Know more, trade smarter POSIT Alert Our global and anonymous block indications network, delivering block liquidity each day to subscribers’ desktops in 37 countries. Buy-side traders use this solution to maximize liquidity, minimize information leakage, and reduce market impact by matching at the midpoint without the need for negotiation. Transaction Cost Analytics (TCA) 75% of the largest global institutional asset managers rely on our multi-asset TCA to improve their execution performance before, during and after trades. They count on our actionable intelligence to improve performance and reduce the costs of investment implementation. MATCHNow1 Canada’s premier broker-neutral dark book offering better execution for institutional, proprietary and retail order flow, with frequent call matches and continuous execution opportunities in a fully confidential trading book. POSIT ATS/MTF Our equity crossing venue operates across 36 countries and extends across the world—as an ATS in the US, an MTF and periodic auction facility in Europe and a dark crossing network in Asia Pacific and Latin America. MatchIt ATS Our anonymous crossing venue brings together a variety of sources of liquidity in US stocks and ETFs, including liquidity providers, institutional brokers, third-party brokers and Virtu’s client market-making and proprietary businesses. Global Peer database Our peer transaction database is the world’s largest, covering more than 20% of all equity institutional trading leveraged for performance insights and execution quality evaluation. Portfolio Optimizer Our optimization tool helps create/test portfolio constructs. Agency Cost Estimator (ACE) Our proprietary model estimates costs, compares essential data and evaluates market conditions for 50+ markets using historical volume, volatility and spread data throughout all touchpoints of the trade life cycle. Trade Surveillance Our monitoring tool for best execution outlier management. 7 March 19 1TriAct Canada Marketplace LP operates MATCHNow and does not participate on an agency or proprietary basis in any trade.

Market Making Solutions Client Market Making At our core we are market-making experts Customized Liquidity Liquidity to fit your needs Uniquely qualified Our global footprint combined with our deep market making expertise uniquely positions us to provide institutional and retail clients with the best pricing, liquidity and service in the industry. ETF We combine specialized market structure expertise with real-time data to provide clients with unique product and trading solutions. We also assist institutions in the ETF selection process, including advice on suitable execution paths and liquidity studies. Deep liquidity Hundreds of broker-dealers in the marketplace rely on Virtu’s market making capabilities. We handle 25% of market orders placed by retail investors in the US. In small-and mid-cap securities where liquidity is harder to find, our leading market share helps our clients find the other side of the trade. Renowned client service Our market makers, relationship managers and operations specialists serve as a single point of contact for meeting your demands and helping determine the right strategy or service for your needs. Quality order execution We provide superior order execution to clients globally, across multiple asset classes. Expertise in block trading We maintain a specialized market-making desk staffed with traders who are experts in handling harder-to-trade orders such as oversized blocks, specialized client order types and stocks impacted by breaking news or events. Indications of interest (IOIs) Our offering includes three types of IOIs: natural, house-natural and general interest. Equities Liquidity (vEQ Link) In equities, we provide access to liquidity through a range of global stocks, ETPs and ADRs, including many difficult-to-trade names. vEQ Link reduces market impact and helps maximize your fulfillment rates while lowering transaction costs by saving exchange and ECN fees. Virtu Fixed Income (vFI) We provide strong fixed income liquidity in US Treasury on-the-run and curve spreads. We serve as a counterparty to help you transfer risk and execute with confidence through US, London and Asia trading hours. FX and Metals Liquidity (vFX, vMX) Our FX and metals liquidity is tailored to meet specific size and spread demands as well as customized pricing, tick updates, skewing and fill ratios. As principal, we generate unique and competitive prices in precious and base metals, NDFs and spot currencies in G20 and EM pairs and crosses. 8 March 19

VIRTU FINANCIAL Transparency in Practice 9 March 19

Virtu Enhanced TCA and Transparency Report Empower your best execution We believe that transparency helps market participants make better, more informed trading decisions while supporting market efficiency and cost management. Our goal is simple—employ cutting-edge technology to deliver deep and differentiated liquidity, consistent and high-quality executions and competitive pricing for clients. With our Enhanced TCA and Transparency Report, we provide unparalleled insight and access to data which benefits the institutional investment community by helping them analyze and measure their execution performance and child order routing interactions when executing through Virtu’s Execution Services algorithms. See how we are doing this: Algo usage by strategy Execution venue usage, including enhanced transparency for our differentiated liquidity offerings Child level order intention details on routing logic/venue selection 10

Virtu Enhanced TCA and Transparency Report View fills by execution price (at or inside the NBBO), liquidity flag (provide vs take), and venue type (lit vs. dark) Detail by execution price and market capitalization, highlights Virtu’s proprietary order routing logic which adjusts based on a stock’s characteristics Enhanced interaction transparency in MatchIt, Virtu’s ATS View detailed metrics on our single dealer platform/systematic internaliser, vEQ Link, including how vEQ Link offers unique liquidity to Virtu’s Execution Services algorithms based on the execution objectives of the parent order 11

Virtu Enhanced TCA and Transparency Report Detailed metrics on child level order intention with enhanced transparency on why an order was routed and the venue that was selected Compare child level order intention usage across algo strategies and stock characteristics View post-fill price move by intention--observe price behavior differences between schedule based intentions (child order routes based on parent order schedule reasons) vs. book based intentions (child order routing decisions based on Virtu’s proprietary and data-driven view of the stock’s current book state) 12

Algo Scorecard The Scorecard provides traders with an easy to understand, detailed algo summary for in-depth execution performance exploration: • Convenient, on-line access when you need it Available for all Virtu algos: Fan, Oasis, Covert, Catch and Opportunistic strategies Access comprehensive metrics, groupings and filtering across different dimensions View time-series analytics on performance, venue interaction and Virtu child level order intention usage • • • 13

Virtu Acquires ITG Acquisition combines Virtu’s best-in-class trading and world-class technology platform with ITG’s customer franchises 14 March 19

Combination of ITG & Virtu Creates Global, Scaled Leader in Agency Solutions and Market Making ITG’s Leading Suite of Agency Offerings to Benefit from Virtu’s Technology earnings volatility streams sources, and the addition of ITG’s Workflow Technology offering bolsters Virtu’s ability to Operating scale Execution Services offering–from order routing and algorithm performance to middle-and • These enhancements will facilitate liquidity provision & enhance execution quality 15 March 19 Significant• Identified $123 million of net expense synergies and $125 million of releasable capital value creation• Acquisition is highly accretive to Virtu’s earnings per share with fully phased-in cost savings • Virtu will be able to leverage its scalable, firm-wide technology infrastructure to enhance ITG’s achievementsback-office efficiency–as well as Workflow Technology and Trading Analytics products • Adjusted Net trading Income (“ANTI”) from Virtu’s stable, consistent Execution Services Diverse & highcommission business increases to comprise 38% of total ANTI, reducing consolidated quality revenue• Virtu uniquely offers clients the option to access liquidity from institutional, retail, and principal distribute its unique combination of liquidity • The addition of Workflow Technology & Trading Analytics products allows Virtu to offer clients a complete suite of agency services that are embedded into their daily operations

Virtu’s & ITG’s Business and Technological Capabilities are Highly Complementary Combination of Virtu’s continuously improving trading technology and dense liquidity with ITG’s global client reach and industry-leading products creates a truly one-of-a-kind leader in the marketplace Technology Efficiency and scale manifested through a singular, global, continuously improving multi-asset class infrastructure Liquidity Global liquidity across equities, ETFs, FX, fixed income, and commodities from institutional, retail, and principal trading Workflow Technology Clients offered direct access to deep liquidity and enhanced trading experience Trading Analytics Empowers clients to improve returns and reduce end-to-end costs of investing Execution Services Integrated customer franchise with long-standing relationships in the Americas, EMEA, and APAC Virtu’s financial technology will optimize all aspects of ITG’s business, from order routing and algo performance to middle-and back-office efficiency, enhancing overall client experience and reducing friction + Virtu’s market making provides liquidity to retail and institutional clients, which results in a unique portfolio of positions that allows us to provide enhanced opportunities for trading equities, ETFs, blocks and FICC globally 16 March 19

Acquisition Provides Significant Benefits Clients benefit from Virtu’s single R&D plant and common infrastructure that supports its scaled, multi-asset class, global trading platform ITG’s Workflow Technology and TCA products, enhanced by Virtu’s technological expertise, will continue to provide clients best-in-class execution and analytics tools ITG Client Benefits Clients will now have the option to transparently interact with Virtu’s unique liquidity offerings to improve their execution quality in global equities, ETFs, blocks, FX, fixed income, and commodities Preservation of regional management team and account coverage will minimize client disruption 17 March 19 Enhanced execution & analytics tools Regional leadership intact Access to unique liquidity Information barrier Client coverage unchanged Single, scaled technology reduces friction

Safeguards to Protect Client Information

Physical and logical safeguards of client information

Market Making	Execution Services	Broker Neutral Solutions		
		Liquidity Sourcing	Workflow Technology	Trading Analytics

Virtu has established policies and procedures designed to safeguard sensitive client information

Logical security

- Technology access controls to segregate sensitive information
- Review of approved personnel and permissions

Physical separation

- Trading Analytics, POSIT, and POSIT Alert segments in particular will continue to be in a segregated area with restricted access

Independent audit

- Will employ independent third-party auditors

18 March 19

Acquisition Creates a Diverse and Stable Revenue Base

About 38% of Virtu's Adjusted Net Trading Income Will Come from Commissions and Fees

Adjusted Net Trading Income by Segment[1,2]



Virtu (pre-KCG)
4% Tech and Execution
40%
4%
32%
25%
96% Market Making
Virtu
9% Tech and Execution
18%
9%
9%
63%
91% Market Making
ITG
100% Tech and Execution
9%
22%
69%
Pro Forma
38% Tech and Execution
12%
28%
6%
7%
3%
43%
62% Market Making
Americas Equities
Global FICC & Options
RoW Equities
Execution Services
Americas Equities
Global FICC & Options
Workflow Technology
RoW Equities
Execution Services
Analytics

ITG's Stable Revenues to Improve the Consistency of Virtu's Quarterly Results by 26%

Quarterly Net Trading Income & Volatility[2]



$317
$221
$96
1Q 2017
$283
$187
$96
2Q 2017
$256
$165
$91
3Q 2017
$329
$229
$100
4Q 2017
$445
$340
$104
1Q 2018
$305
$203
$103
2Q 2018
$275
$178
$97
3Q 2018
$402
$299
$103
4Q 2018

Volatility[3]
19% Pro Forma
25% Virtu
4% ITG

[1] "Virtu (pre-KCG)" represents 1H 2017, while all others represent FY 2018; Adjusted Net Trading Income ("ANTI") for ITG calculated as Total Revenue less Transaction Processing Expense (100% of Transaction Processing Expense is assumed to be allocable to Execution Services); ANTI from Unallocated and Corporate are excluded
[2] Pro forma for KCG acquisition and BondPoint disposition; This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure.
[3] Volatility is equal to standard deviation divided by the mean over the seven quarter period

19 March 19

Combination of ITG & Virtu Creates Global, Scaled Leader in Agency Solutions and Market Making ITG’s Leading Suite of Agency Offerings to Benefit from Virtu’s Technology senior term loan • Total leverage 2.5x based full-year 2018– target leverage 2.0x to 2.25x by year-end 2020 Leadership regional leadership report directly to CEO Doug Cifu • Etienne Phaneuf, CEO of ITG Canada 20 March 19 • Virtu CEO Douglas Cifu and CFO Joseph Molluso continue leading the firm • ITG’s business combined with Virtu’s existing agency brokerage business and ITG’s existing team• Rob Boardman, CEO of ITG Europe • Michael Corcoran, CEO of ITG Asia Financing and leverage • On March 1, 2019, Virtu acquired Investment Technology Group, Inc. for $30.30 per share Terms &• Virtu entered into new senior secured credit facility and used the proceeds of $1.5 billion term loan to conditionsfinance the acquisition and related fees and repay Virtu’s $400 million principal balance under its prior

Significant Expense & Capital Synergies Combination Reduces Operating Expense and Releases Excess Capital Virtu anticipates $123 million of annual net cost savings and $125 million of capital synergies • Consolidation of ITG’s trading applications, execution tools, and post-trade operations to Virtu’s single technology infrastructure, creating additional operating scale and improving ITG’s margin – particularly in the US Combination of broker-dealers and trading operations, reducing duplication and unlocking capital Time to achieve: 18-24 months • • elimination of redundant infrastructure and market data Optimization of real estate and other costs • Non-cash savings2 $29 mm ¹ Represents 34% of ITG’s LTM 9/30/18 operating expense base 2 Includes depreciation & amortization and stock-based compensation 21 March 19 Cash savings, net$94 mm Expected Fully-Phased Cost Savings ($mm) Technology, communications & data processing $18 mm • Savings associated with harmonizing technology; includes savings from Occupancy, overhead & redundancies $115 mm • Integration of support functions Dis-synergies -$10 mm Total savings, net1$123 mm

Highly Accretive to Virtu ¹ Represents Consensus Adjusted Net Income estimates, per Bloomberg ² Assumes a 23% effective tax rate 3 Net cost savings assumed fully phased in; excludes savings related to stock-based compensation 22 March 19 ($mm) ITG standalone net income – FY 2020 public consensus1 ~$66 Plus: ITG FY2018 share-based compensation (after tax)2 ~$23 Plus: Net cost savings, fully phased in (after tax)2,3 ~$87 Less: Incremental interest expense (after tax)2 ~($46) Total after-tax earnings contribution ~$131

Combination of ITG & Virtu Creates Global, Scaled Leader in Agency Solutions and Market Making ITG’s Leading Suite of Agency Offerings to Benefit from Virtu’s Technology • Increased order volumes provide additional opportunities to cross natural buyers and sellers opportunities • Combination of Virtu’s and ITG’s products and technology yield a superior offering that will technology 23 March 19 Enlarged footprint • Virtu’s first-hand experience in geographies and asset classes in which ITG’s clients have incumbent execution needs will drive increased revenue opportunities Execution • ITG’s global offering to be enhanced by Virtu’s continuously improving technology and its improvements trading experience on over 235 markets Algorithm combination increase penetration among existing clients and adoption from new clients Natural crossing Brokerage and • Savings from aggregating activity to achieve better volume tiers with exchange fee tiers exchanges and clearing or prime brokers

Identified Capital Release and Meaningful Synergies Anticipated $125 million in capital releases • To be obtained by combining and rationalizing legal entities and regions, consolidating excess capital buffers while retaining significant capital Enhanced EBITDA and Free Cash Flow • Post-integration profitability to improve meaningfully from legacy ITG businesses given $123 million of run-rate synergies Expeditious pay down of acquisition-related debt • Virtu expects to realize the majority of the capital synergies within the first year of integration, subject to regulatory approvals Target leverage of 2.0x to 2.25x by year-end 2020 • 24 March 19

Pro-Forma Leverage Current Pro Forma ($mm) Current Debt Amount FY 2018 Adjusted EBITDA $931 620 Pro Forma Debt Amount FY 2018 Adjusted EBITDA after Synergies $2,031 829 1Q 2018 Adjusted EBITDA 2Q 2018 Adjusted EBITDA 3Q 2018 Adjusted EBITDA 4Q 2018 Adjusted EBITDA 224 112 88 195 Pro Forma Adjusted EBITDA 735 Expected Net Cash Synergies 94 Rate Maturity Amount ($mm) Term Loan Bonds Japannext 5.55% 6.75% 5.00% 2022 2022 2020 $400 500 31 New Term Loan Bonds Japannext TBD 6.75% 5.00% 2025 2022 2020 1,500 500 31 Current Debt Amount FY 2018 Adjusted EBITDA $2 115 1Q 2018 Adjusted EBITDA 2Q 2018 Adjusted EBITDA 3Q 2018 Adjusted EBITDA 4Q 2018 Adjusted EBITDA 33 29 25 28 25 March 19 Debt / Adj. EBITDA0.02x ITG Leverage Position ($mm) Total $2,031 Total 6.18% $931 Pro Forma Debt Description VIRT Debt Description ($mm)Rate Maturity Amount Debt / Adj. EBITDA1.50x Debt / Adj. EBITDA 2.45x Pro Forma Leverage Position VIRT Leverage Position ($mm)

Virtu Has Deployed Capital Via Acquisitions to Generate Superior Returns KCG ($mm) Acquisition Price (Equity Value) $1,400 Capital Synergies Asset Sale Proceeds After Tax 455 295 Capital Return $750 Cost Savings (Pre Tax) 359 Cost Savings (After Tax) 276 Incremental Equity 750 Cost of Equity (Ke=10%) (75) Incremental Debt 650 Interest Expense (After-Tax) (29) 26 March 19 After-Tax Normalized Net Income$375 Contribution before Operating Profits $173 Net Purchase Price$650 Acquisitions

VIRTU FINANCIAL Appendix 27 March 19

Adjusted Net Trading Income Reconciliation Trading income, net Commissions, net and technology services Less: Brokerage, exchange and clearance fees, net Interest and dividends, net 95 - 83 - 99 - - 6 (39) (4) (35) (7) (30) (4) - - Trading income, net Commissions, net and technology services Less: Brokerage, exchange and clearance fees, net Payment for order flow Interest and dividends, net 846 29 168 - 251 0 1 156 (121) (75) (31) (62) - (10) (57) - (11) (59) (0) (1) Total revenues Less: Transaction processing expense 359 104 43 (32) - - 28 March 19 Adjusted Net Trading Income 327 104 43 Adjusted Net Trading Income Reconciliation ITG (Year Ended 12/31/2018) ($mm) Execution Services Workflow Technology Analytics Adjusted Net Trading Income 648 96 183 96 Adjusted Net Trading Income Reconciliation Virtu (Year Ended 12/31/2018) ($mm) Americas Equities RoW Equities Global FICC & Options Execution Services Adjusted Net Trading Income 52 40 65 6 Adjusted Net Trading Income Reconciliation Virtu, pre-KCG (Six Months Ended 6/30/2017) ($mm) Americas Equities RoW Equities Global FICC & Options Execution Services

Adjusted Net Trading Income Reconciliation Trading income, net Commissions, net and technology services Less: Brokerage, exchange and clearance fees, net Payment for order flow Interest and dividends, net 294 96 252 100 218 60 286 67 406 54 259 46 236 39 366 46 (126) (17) (18) (122) (15) (21) (76) (15) (13) (87) (16) (14) (88) (16) (16) (73) (16) (13) (67) (18) (11) (74) (24) (14) Less: BondPoint Adjusted Net Trading Income (8) (8) (8) (8) - - - - Total revenues Less: Transaction processing expense 121 122 115 127 131 128 121 129 (25) (25) (23) (27) (27) (26) (23) (26) 29 March 19 Adjusted Net Trading Income 96 96 91 100 104 103 97 103 Adjusted Net Trading Income Reconciliation ITG ($mm) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Adjusted Net Trading Income, less BondPoint 221 187 165 229 340 203 178 299 Adjusted Net Trading Income 229 195 173 237 340 203 178 299 Adjusted Net Trading Income Reconciliation Virtu ($mm) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018

Disclaimer © 2019 Virtu Financial, Inc. All rights reserved. Not to be reproduced or retransmitted without permission. ITG, Triton, ITG Net, RFQ-hub, POSIT, POSIT Alert, Best Market Server are registered trademarks and Prism, Global Peer, Algo Wheel, Single-Ticket Clearing and Trade Ops are trademarks of the Virtu Financial companies. These materials are for informational purposes and are not intended to be used to make trading or investment decisions, they are not intended as an offer to sell or the solicitation of an offer to buy any security or financial product, and are not intended as advice (investment, tax or legal). The information contained herein has been taken from trade and statistical services and other sources we believe to be reliable but we do not represent that such information is accurate or complete and it should not be relied upon as such. No guarantee or warranty is made as to the reasonableness of the assumptions or the accuracy of the models or market data. Securities products and services are offered by the following subsidiaries of Virtu Financial Inc. In the U.S., Virtu ITG LLC or Virtu Americas LLC, both FINRA and SIPC members; in Canada, Virtu ITG Canada Corp., member Canadian Investor Protection Fund (“CIPF”) and Investment Industry Regulatory Organization of Canada (“IIROC”), MATCHNow® is a product offering of TriAct Canada Marketplace LP (“TriAct”), member CIPF and IIROC. TriAct is a wholly owned subsidiary of Virtu ITG Canada Corp.; in Europe, Investment Technology Group Limited, registered in Ireland No. 283940 (“ITGL”) (the registered office of ITGL is Block A, 1 Georges Quay, Dublin 2, Ireland). ITGL is authorized and regulated by the Central Bank of Ireland; and also by Virtu Financial Ireland Limited, registered in Ireland No. 471719 (“VFIL). VFIL’s registered office is Whitaker Court, Whitaker Square, Third Floor, Block C, Sir John Rogerson’s Quay, Dublin 2, Ireland. VFIL is authorised and regulated by the Central Bank of Ireland; in Asia, Virtu ITG Hong Kong Limited (SFC License No. AHD810), Virtu ITG Singapore Pte Limited (CMS License No. 100138-1), and ITG Australia Limited (AFS License No. 219582). 30 March 19